SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement           [ ]  Confidential, for Use of the
                                                Commission only (as permitted by
[X]  Definitive Proxy Statement                 by Rule 14a-6(e)(2))
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                  COPART, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

          (1)  Title of each class of securities to which transaction applies:
          (2)  Aggregate number of securities to which transaction applies:
          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
          (4)  Proposed maximum aggregate value of transaction:
          (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1)  Amount Previously Paid:
          (2)  Form, Schedule or Registration Statement No.:
          (3)  Filing Party:
          (4)  Date Filed:

                                  COPART, INC.

                                October 29, 2003


Dear Shareholder:

         You are cordially invited to attend the 2003 Annual Meeting of Shareholders of Copart, Inc. to be held on Monday, December 8, 2003 at 9:00 a.m., Pacific Standard Time, at the Company's corporate headquarters located at 4665 Business Center Drive, Fairfield, CA 94534 (see directions on back of proxy statement). The formal Notice of Annual Meeting of Shareholders and proxy statement accompanying this letter describes the business to be acted upon.

         Please submit your proxy now, according to the enclosed instructions, whether or not you plan to attend the meeting. If you attend the meeting, you may still vote in person even if you have previously returned a signed proxy.


                                       Sincerely,

                                       /s/ Willis J. Johnson

                                       WILLIS J. JOHNSON
                                       Chief Executive Officer






--------------------------------------------------------------------------------
                             YOUR VOTE IS IMPORTANT

         IN ORDER TO ENSURE THAT YOUR SHARES WILL BE REPRESENTED AT THE ANNUAL MEETING, IN THE EVENT YOU ARE NOT PERSONALLY PRESENT, PLEASE SUBMIT YOUR PROXY BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD.
--------------------------------------------------------------------------------

                                  COPART, INC.
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON DECEMBER 8, 2003

TO THE SHAREHOLDERS OF COPART, INC.:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Copart, Inc. will be held on Monday, December 8, 2003 at 9:00 a.m., Pacific Standard Time, at Copart's corporate headquarters located at 4665 Business Center Drive, Fairfield, California 94534, for the following purposes:

         1. To elect seven directors for the ensuing year or until their successors have been duly elected and qualified;

         2. To approve the amendment and restatement of our 1994 Employee Stock Purchase Plan, including amendments to increase the number of shares reserved under the plan from 1,500,000 shares to 2,500,000 shares and to extend the term of the plan for an additional ten years beyond its current expiration date (such that the plan will terminate on March 31, 2014);

         3. To ratify the selection of KPMG LLP as independent auditors for the current fiscal year ending July 31, 2004; and

         4. To transact such other business as may properly come before the meeting or any adjournment(s) thereof.

         The Board of Directors has fixed the close of business on October 13, 2003 as the record date for determining shareholders entitled to notice of, and to vote at, the annual meeting. Only shareholders of record at the close of business on the record date are entitled to notice of, and to vote at, the annual meeting. The stock transfer books will not be closed between the record date and the date of the annual meeting. A list of shareholders entitled to vote at the meeting will be available for inspection at Copart's corporate headquarters.

         Please read carefully the following proxy statement, which describes the matters to be voted upon at the annual meeting, and then submit your proxy according to the enclosed instructions as promptly as possible. Should you receive more than one proxy because your shares are registered in different names and addresses, each proxy should be submitted to ensure that all your shares will be voted. Any shareholder who has previously submitted a proxy may attend the meeting and if the shareholder so chooses, vote in person by ballot, which will result in the revocation of the prior proxy.

                                       For the Board of Directors

                                       COPART, INC.


                                       /s/ Paul A. Styer

                                       Paul A. Styer, Secretary

Fairfield, California
October 29, 2003

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

VOTING AND SOLICITATION........................................................1

         General  .............................................................1
         Voting Rights.........................................................1
         Quorum Requirement; Abstentions and Broker Non-Votes..................2
         Voting Procedures.....................................................2
         Revocability of Proxies...............................................3
         Proxy Solicitation Costs..............................................3
         Deadline for Receipt of Shareholder Proposals for 2004 Annual
                  Meeting......................................................3
         Shareholders Sharing the Same Address.................................4

PROPOSAL ONE...................................................................6

         General  .............................................................6
         Nominees .............................................................6
         Vote Required.........................................................7
         Recommendation of the Board of Directors..............................7
         Board Meetings and Board Committees...................................7
         Director Compensation.................................................9
         Compensation Committee Interlocks and Insider Participation..........10

PROPOSAL TWO..................................................................11

         General  ............................................................11
         Administration.......................................................11
         Securities Subject to the Employee Stock Purchase Plan...............12
         Eligibility..........................................................12
         Offering Dates.......................................................12
         Enrollment in the Plan...............................................12
         Purchase Price.......................................................12
         Payment of Purchase Price; Payroll Deductions........................12
         Withdrawal...........................................................13
         Termination of Employment............................................13
         Effect of Liquidation, Dissolution, Sale of Assets or Merger.........13
         Non-Assignability....................................................13
         Reports  ............................................................13
         Amendment and Termination of the Plan................................13
         Tax Information......................................................14
         New Plan Benefits....................................................15
         Vote Required........................................................15
         Recommendation of the Board of Directors.............................15

                                TABLE OF CONTENTS
                                   (continued)

                                                                            Page
                                                                            ----

PROPOSAL THREE................................................................16

         General  ............................................................16
         Principal Accountant Fees and Services...............................16
         Policy on Audit Committee Pre-Approval of Audit and Permissible
                  Non-Audit Services of Independent Auditors..................17
         Vote Required........................................................17
         Recommendation of the Board of Directors.............................17

AUDIT COMMITTEE REPORT........................................................18

SECURITY OWNERSHIP............................................................19

EQUITY COMPENSATION PLAN INFORMATION..........................................20

EXECUTIVE COMPENSATION........................................................21

         Summary Compensation Table...........................................21
         Option Grants in Last Fiscal Year....................................22
         Aggregated Option Exercises In Last Fiscal Year And Fiscal
                  Year-End Option Values......................................22
         Employment Contracts and Change-in-Control Arrangements..............23

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION.......................24

         Part One - Existing Compensation Arrangements........................24
         Part Two - Compensation of Chief Executive Officer...................24

CODE OF ETHICS................................................................25

PERFORMANCE GRAPH.............................................................26

CERTAIN TRANSACTIONS..........................................................27

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.......................27

OTHER MATTERS.................................................................28

ADJOURNMENT OF THE ANNUAL MEETING.............................................28

ANNUAL REPORT.................................................................28

ANNEX A......................................................................A-1

ANNEX B......................................................................B-1

ANNEX C......................................................................C-1

                                  COPART, INC.
                           4665 Business Center Drive
                           Fairfield, California 94534

                                 PROXY STATEMENT

                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON DECEMBER 8, 2003


                    ----------------------------------------


                             VOTING AND SOLICITATION

General

         The enclosed proxy is solicited on behalf of the board of directors of Copart, Inc., a California corporation, for use at our annual meeting of shareholders to be held on Monday, December 8, 2003. The annual meeting will be held at 9:00 a.m., Pacific Standard Time, at Copart's corporate headquarters located at 4665 Business Center Drive, Fairfield, California 94534. Our telephone number at our headquarters is (707) 639-5000. Only shareholders of record at the close of business on October 13, 2003 will be entitled to notice of, and to vote at, the annual meeting.

         We use several abbreviations in this proxy statement. We may refer to our company as "Copart" or the "Company." The term "proxy materials" includes this proxy statement as well as the enclosed proxy card and our 2003 Annual Report to Shareholders. References to our "fiscal year" refer to our fiscal year beginning on August 1 of the prior year and ending on July 31 of the year stated.

         This proxy statement and the accompanying proxy materials were first mailed to the Company's shareholders on or about November 3, 2003.

         On October 13, 2003, the record date for determination of shareholders entitled to vote at our annual meeting, there were 88,916,312 shares of Common Stock outstanding held by approximately 1,540 shareholders of record. No shares of our authorized Preferred Stock were outstanding.

Voting Rights

         Each share of our common stock outstanding on the record date is entitled to one vote on each matter submitted for shareholder approval. In addition, under California law in connection with the election of directors, each shareholder may cumulate such shareholder's votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of shares held by such shareholder as of the record date, or such shareholder may distribute such number of votes on the same principle among as many candidates as the shareholder thinks fit. Votes cannot be cast for more than the number of candidates to be elected. No shareholder will be entitled to cumulate votes for a candidate unless such candidate's name has been placed in nomination prior to the voting and the shareholder has given notice at the meeting prior to the commencement of voting of the shareholder's intention to cumulate votes. If any one shareholder has given such notice, all shareholders may cumulate their votes for candidates in nomination.

Quorum Requirement; Abstentions and Broker Non-Votes

         A quorum comprising the holders of a majority of our outstanding shares of common stock on the record date must be present or represented for the transaction of business at the annual meeting. Your shares will be counted as being present at the meeting if you appear in person or if you submit your proxy either by Internet, telephone, or by a properly executed proxy card.

         If your shares are held in a brokerage account or by another nominee, you are considered the "beneficial owner" of shares held in "street name," and these proxy materials are being forwarded to you by your broker or nominee (the "record holder") along with a voting instruction card. As the beneficial owner, you have the right to direct your record holder how to vote your shares, and the record holder is required to vote your shares according to your instructions. If you do not give instructions to your record holder, the record holder will be entitled to vote the shares in its discretion on Proposal One (Election of Directors) and Proposal Three (Ratification of Appointment of Independent Auditors). Absent voting instructions from you, the record holder will not be able to vote your shares on Proposal Two (Amendment and Restatement of 1994 Employee Stock Purchase Plan).

         If you abstain from voting or if a record holder does not vote the shares you own beneficially (known as a "broker non-vote"), either because it lacks the discretionary authority to do so or for any other reason, your shares will be included in the number of shares represented for purposes of determining whether a quorum is present. Abstentions and broker non-votes will not be counted for purposes of determining the number of votes cast regarding any particular proposal, however. Abstentions and broker non-votes can have the effect of preventing approval of a proposal where the number of affirmative votes, though a majority of the votes cast, does not constitute a majority of the required quorum. For example, if the number of abstentions or broker non-votes resulted in the votes "FOR" a proposal not equaling at least a majority of the quorum required for the meeting, the proposal would not be approved. This will be the case even though the number of votes "FOR" the proposal exceeded the number of votes "AGAINST" the proposal. Abstentions and broker non-votes are not counted in the election of directors. The seven nominees receiving the highest number of affirmative votes will be elected as directors.

         Votes will be tabulated by an inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions, and broker non-votes.

Voting Procedures

         General. Your shares will be voted in accordance with the instructions you indicate when you submit your proxy. If you submit a proxy, but do not indicate your voting instructions, your shares will be voted as follows:

         . FOR the election of the director nominees listed in this proxy statement;

         . FOR the ratification of our selection of KPMG LLP as independent auditors for the fiscal year ending July 31, 2004; and

         . At the discretion of the proxy holders, upon such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

         Voting by Mail. By signing and returning the enclosed proxy card according to the instructions provided, you are enabling the individuals named on the proxy card, known as "proxies," to vote your shares at the meeting in the manner you indicate. We encourage you to sign and return the proxy card even if you plan to attend the meeting. In this way your shares will be voted even if you are unable to attend the meeting.

         Voting by Telephone. You may be able to vote by telephone. If so, instructions are included with your proxy card. If you vote by telephone, you do not need to complete and mail your proxy card.

         Voting on the Internet. You may be able to vote on the Internet. If so, instructions are included with your proxy card. If you vote on the Internet, you do not need to complete and mail your proxy card.

         Voting in Person at the Meeting. If you plan to attend the annual meeting and vote in person, we will provide you with a ballot at the meeting. If your shares are registered directly in your name, you are considered the shareholder of record, and you have the right to vote in person at the meeting. If your shares are held in the name of your broker or other nominee, you are considered the beneficial owner of shares held in your name. In that case, and if you wish to vote at the meeting, you will need to bring with you to the meeting a legal proxy from your broker or other nominee authorizing you to vote these shares.

Revocability of Proxies

         You may revoke your proxy at any time before it is voted at the annual meeting. In order to revoke your proxy, you may either:

         .   Submit another proxy bearing a later date;

         . Provide written notice of the revocation to our Secretary, Paul A. Styer, c/o Copart, Inc., 4665 Business Center Drive, Fairfield, California 94534 prior to the time we take the vote at the annual meeting; or

         .   Attend the meeting and vote in person.

Proxy Solicitation Costs

         We will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of proxy materials. In addition, we may reimburse brokerage firms and other custodians for their reasonable out-of-pocket costs in forwarding these proxy materials to you. The original solicitation of proxies by mail may be supplemented by solicitation by telephone, telegram, facsimile or other means by directors, officers, or employees of Copart. No additional compensation will be paid to these individuals for any such services.

Deadline for Receipt of Shareholder Proposals for 2004 Annual Meeting

         Requirements for Shareholder Proposals to be Considered for Inclusion in Copart's Proxy Materials. Shareholders of Copart may submit proposals on matters appropriate for shareholder action at annual meetings of Copart's shareholders in accordance with Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended. For such proposals to be included in Copart's proxy materials relating to its 2004

Annual Meeting of Shareholders, all applicable requirements under Rule 14a-8 must be satisfied and such proposals must be received by Copart no later than July 6, 2004. Such proposals should be delivered to Copart, Inc., Attn: Paul A. Styer, Secretary, 4665 Business Center Drive, Fairfield, California 94534. The submission of a shareholder proposal does not guarantee that it will be included in Copart's proxy statement or proxy.

         Requirements for Shareholder Proposals to be Brought Before the Annual Meeting. Copart's bylaws establish an advance notice procedure for shareholders who wish to present certain matters before an annual meeting of shareholders where the proposal is not intended to be included in the proxy statement relating to that meeting. For shareholder nominations to the Board of Directors or other proposals to be considered at an annual meeting, the shareholder must have given timely notice thereof in writing to the secretary of Copart (at the address noted above) such that the shareholder notice has been received by Copart not less than ninety (90) nor more than one hundred twenty (120) days prior to the anniversary of the date on which Copart first mailed its proxy materials for its immediately preceding annual meeting of shareholders. To be timely for the 2004 annual meeting, a shareholder's notice must be delivered to or mailed and received by the secretary at the principal executive offices of Copart between July 6, 2004 and August 5, 2004. A shareholder's notice to the secretary must set forth, with respect to each matter the shareholder proposes to bring before the annual meeting, the information required by Copart's bylaws. If a shareholder fails to comply with the advance notice provision set forth in the Bylaws, the shareholder will not be permitted to present the proposal at the meeting.

         In addition, the proxy solicited by the Board of Directors for the 2004 Annual Meeting of Shareholders will confer discretionary authority on management's proxy holders to vote on (i) any proposal presented by a shareholder at that meeting for which Copart has not been provided with notice on or prior to the August 5, 2004 deadline and (ii) on any proposal made in accordance with the bylaw provisions, if the 2004 proxy statement briefly describes the matter and how management's proxy holders intend to vote on it, provided that the shareholder has not complied with the requirements of Rule 14a-4(c)(2) under the Securities Exchange Act of 1934.

Shareholders Sharing the Same Address

         Copart has adopted a procedure called "householding," which has been approved by the Securities and Exchange Commission. Under this procedure, Copart is delivering only one copy of the annual report and proxy statement to multiple shareholders who share the same address and have the same last name, unless Copart has received contrary instructions from an affected shareholder. This procedure reduces Copart's printing costs, mailing costs, and fees. Shareholders who participate in householding will continue to receive separate proxy cards.

         Copart will deliver, promptly upon written or oral request, a separate copy of the annual report and the proxy statement to any shareholder at a shared address to which a single copy of either of those documents was delivered. To receive a separate copy of the annual report or proxy statement, you may write or call Copart's Investor Relations Department at 4665 Business Center Drive, Fairfield, California 94534, telephone (707) 639-5000.

         Any shareholders of record who share the same address and currently receive multiple copies of Copart's annual report and proxy statement who wish to receive only one copy of these materials per household in the future, please contact Copart's Investor Relations Department at the address or telephone number listed above to participate in the householding program.

         A number of brokerage firms have instituted householding. If you hold your shares in "street name," please contact your bank, broker, or other holder of record to request information about householding.

                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS

General

         One of the purposes of the annual meeting is to elect directors to hold office until the 2004 annual meeting or until their respective successors are elected and have been qualified. The number of authorized directors is currently seven. Our board of directors has nominated the seven individuals listed below for election as directors. All of the nominees are presently directors of Copart. Each person nominated for election has agreed to serve if elected, and we have no reason to believe that any nominee will be unavailable to serve. Unless otherwise instructed, the proxy holders will vote all submitted proxies FOR the nominees named below. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner (in accordance with cumulative voting) as will ensure the election of as many of the nominees listed below as possible. In such event, the specific nominees to be voted for will be determined by the proxy holders. Directors must be elected by a plurality of the votes cast at the annual meeting. Accordingly, the seven candidates receiving the highest number of affirmative votes of the shares entitled to vote at the annual meeting will be elected to our board of directors.

Nominees

         Set forth below is information regarding the Company's nominees, all of whom are currently directors of the Company:

                       Name                          Age             Position(s) with Copart            Director Since
-------------------------------------------------   -----   -----------------------------------------   --------------
Willis J. Johnson..............................       56    Chief Executive Officer and Director             1982
A. Jayson Adair................................       34    President and Director                           1992
James E. Meeks.................................       54    Executive Vice President, Chief Operating        1996
                                                            Officer and Director
Harold Blumenstein.............................       65    Director                                         1994
James Grosfeld.................................       66    Director                                         1993
Marvin L. Schmidt..............................       60    Director                                         1993
Jonathan Vannini...............................       41    Director                                         1993

         Willis J. Johnson, co-founder of Copart, has served as our Chief Executive Officer since 1986. Mr. Johnson also served as our President from 1986 until May 1995. Mr. Johnson was an officer and director of U-Pull-It, Inc. ("UPI") a self-service auto dismantler which he co-founded, from 1982 through September 1994. Mr. Johnson sold his entire interest in UPI in September 1994. Mr. Johnson has over 30 years of experience in owning and operating auto dismantling companies.

         A. Jayson Adair has served as our President since November 1996. From April 1995 until October 1996, Mr. Adair served as our Executive Vice President. From August 1990 until April 1995, Mr. Adair served as our Vice President of Sales and Operations and from June 1989 to August 1990, Mr. Adair served as our Manager of Operations.

         James E. Meeks has served as our Vice President and Chief Operating Officer since September 1992, when he joined the Company concurrent with our purchase of South Bay Salvage Pool. Mr. Meeks has served as Executive Vice President and director of the Company since October 1996 and as Senior Vice President since April 1995. From April 1986 to September 1992, Mr. Meeks, together with his family, owned and operated the South Bay Salvage Pool. Mr. Meeks was also an officer, director and part owner of CAS & Meeks, Inc., a towing and subhauling service company, which he operated from 1991 to March 2001. Mr. Meeks has over 30 years of experience in the vehicle dismantling business.

         Harold Blumenstein is a general partner of Paragon Properties Company, a real estate development, investment and management company, where he has been employed since January 1971. Mr. Blumenstein holds a B.A. in Economics and Accounting from Wayne State University.

         James Grosfeld has been a private investor at all times during the last five years. From November 1993 until November 1994, Mr. Grosfeld served as chairman of our board of directors. Mr. Grosfeld is also a director of Blackrock Inc., a public diversified investment management company.

         Marvin L. Schmidt retired as our Senior Vice President of Corporate Development on January 1, 1999, a position he had held since May 1995. Mr. Schmidt served as Vice President of our Western Region from July 1993, when he joined the Company concurrent with the Company's acquisition of County Salvage, Inc., until May 1995. From January 1989 until July 1993, Mr. Schmidt owned and operated County Salvage, Inc. in Los Angeles. Mr. Schmidt has over 25 years of experience as an owner and operator of auto dismantling and parts businesses.

         Jonathan Vannini has been a private investor since 1996. Mr. Vannini was a general partner at HPB Associates, an investment partnership, and was employed by HPB Associates from August 1987 until March 1996. Mr. Vannini holds a B.A. in Economics from the University of California, Los Angeles and an M.B.A. from Columbia University.

         There are no family relationships among any of the directors or executive officers of the Company, except that A. Jayson Adair is the son-in-law of Willis J. Johnson.

Vote Required

         The seven nominees receiving the highest number of affirmative votes will be elected as directors.

Recommendation of the Board of Directors

         Our board of directors has unanimously approved the director nominations listed above and recommends that shareholders vote FOR the election of each of the above-named nominees.

Board Meetings and Board Committees

         During the fiscal year ended July 31, 2003, our board of directors held six (6) meetings. Each of our directors attended at least 75% of the meetings held during fiscal 2003 of our board or any committee on which such director served. During fiscal 2003, the Company maintained standing audit committee and compensation committees. In September 2003, the Board of Directors established a nominating and governance committee.

     Audit Committee

         Our audit committee is primarily responsible for reviewing and approving the services performed by our independent auditors, reviewing our financial statements, and reviewing reports concerning our accounting practices and systems of internal accounting procedures and controls. The purposes of the audit committee are, among other things, to:

         . Oversee our accounting and financial reporting processes and audits of our financial statements;

         . Assist the board in overseeing and monitoring: (i) the integrity of our financial statements; (ii) our accounting policies and procedures; (iii) our compliance with legal and regulatory requirements; (iv) our independent auditor's qualifications, independence, and performance; (v) our disclosure controls and procedures; and (vi) our internal controls;

         . Provide the board with the result of its monitoring and any recommendations derived from such monitoring; and

         . Provide the board with additional information and materials as the board may determine to be necessary to make the board aware of significant financial matters requiring board attention.

         A copy of the charter for the audit committee is attached to this proxy statement as Annex A.

         The audit committee currently consists, and consisted at all times during fiscal 2003, of directors Blumenstein, Grosfeld, and Vannini. Copart believes that all three current members are "independent directors" as contemplated by Rule 4200 of the Marketplace Rules of the National Association of the Securities Dealers, Inc. The board of directors has not yet designated an "audit committee financial expert" as defined in Item 401(h) of Regulation S-K promulgated by the Securities and Exchange Commission. Our nominating and governance committee, as described below, is currently seeking a candidate to join our board of directors and serve as an audit committee financial expert. The audit committee held twelve (12) meetings during fiscal 2003.

     Compensation Committee

         Our compensation committee is generally responsible for, among other things, reviewing and approving the Company's compensation policies, setting the compensation levels for those Company executive officers and senior managers reporting directly to the Company's President whose compensation is not otherwise established pursuant to employment agreements reviewed or approved by the board of directors, and administering our equity incentive plans. The Compensation Committee acts under a written charter adopted and approved by our board of directors. A copy of the compensation committee charter is attached as Annex B to this proxy statement. The compensation committee consists, and consisted at all times during fiscal 2003, of directors Blumenstein, Grosfeld, and Vannini. Copart believes that all three current members of the compensation committee are "independent directors" as contemplated by Rule 4200 of the Marketplace Rules of the National Association of Securities Dealers, Inc. and are "outside directors" as defined in Section 162(m) of the Internal Revenue Code. The compensation committee held two (2) meetings during fiscal 2003.

     Nominating and Governance Committee

         Copart's board of directors established the nominating and governance committee in September 2003. The purpose of the nominating and governance committee is to ensure that our board of directors is properly constituted to meet its fiduciary obligations to shareholders and that Copart has and follows appropriate governance standards. The committee is authorized to assist the board by identifying prospective director nominees and to select the director nominees for the next annual meeting of shareholders and to develop and recommend to the board governance principles applicable to Copart. The nominating and governance committee consists of directors Blumenstein, Grosfeld, and Vannini. Copart believes that all three current members of the nominating and governance committee are "independent directors" as contemplated by Rule 4200 of the Marketplace Rules of the National Association of Securities Dealers, Inc. The committee held no meetings during fiscal 2003, as it was not constituted until after the fiscal year-end.

Director Compensation

         Each of our non-employee directors, consisting of directors Blumenstein, Grosfeld, Schmidt, and Vannini, will receive quarterly cash compensation during fiscal 2004 of $8,000 for services as a director and member of any committees on which he may serve. Quarterly cash compensation for non-employee directors during fiscal 2003 was $5,000. As described below, Mr. Schmidt did not receive these cash payments during fiscal 2003. Non-employee directors are reimbursed for expenses incurred with attending board or committee meetings.

         In August 2003, Copart granted directors Blumenstein, Grosfeld, and Vannini each an option to acquire 20,000 shares of common stock under its 2001 Stock Option Plan at an exercise price of $9.03. In October 2003, Copart granted director Schmidt an option to acquire 20,000 shares of common stock under the 2001 Stock Option Plan at an exercise price of $11.36. Each of these options vests over two years, with one-half of the shares vesting on the first anniversary of the date of grant and the balance vesting on a monthly basis over the 12 months succeeding such first anniversary.

         Prior to fiscal 2004, each non-employee director was eligible to receive periodic option grants for shares of common stock under the automatic option grant program in effect under our 1994 Director Option Plan. The Board of Directors terminated the 1994 Director Option Plan in August 2003 and no further grants will be made under this plan. Under the terms of the plan, each non-employee director received a nonstatutory stock option to purchase 18,000 shares of Common Stock upon initial election to the board and received a subsequent grant to purchase 9,000 shares upon re-election to the board at each annual meeting. The options granted under the 1994 Director Option Plan vested ratably over three years and had a five year term of exercise. Currently outstanding options under the 1994 Director Option Plan were not affected by termination of the plan and will continue to vest in accordance with their terms.

         Although Mr. Schmidt retired as our Senior Vice President of Corporate Development on January 1, 1999, he has been compensated separately from other non-employee directors since the date of his retirement. During fiscal 2003, he received a total of $8,000 in cash compensation, paid on a monthly basis, and participated in our employee health care plan. Mr. Schmidt has not received any option grants under any equity incentive programs, including the 1994 Director Option Plan, since his retirement. Beginning in fiscal 2004, Mr. Schmidt will receive the same cash and equity compensation as other non-employee directors and will no longer participate in our employee health plan.

Compensation Committee Interlocks and Insider Participation

         Our compensation committee consisted at all times during fiscal 2003 of directors Blumenstein, Grosfeld, and Vannini. No member of the compensation committee was at any time during fiscal 2003, or at any other time, an officer or employee of Copart, and no member of the compensation committee had any relationship requiring disclosure under Item 404 of Regulation S-K (Certain Relationships and Related Transactions) promulgated by the Securities and Exchange Commission. No interlocking relationship, as described by the Securities and Exchange Commission, exists or existed during fiscal 2003 between any member of our compensation committee and any member of any other company's board of directors or compensation committee.

                                  PROPOSAL TWO

                    APPROVAL OF THE AMENDMENT AND RESTATEMENT
                      OF 1994 EMPLOYEE STOCK PURCHASE PLAN

General

         Copart's shareholders are being asked to approve the amendment and restatement of our 1994 Employee Stock Purchase Plan (the "Purchase Plan"), which will effect the following changes: (i) increase the maximum number of shares of common stock authorized for issuance over the term of the Purchase Plan by 1,000,000 shares to an aggregate of 2,500,000 shares; (ii) extend the term of the Purchase Plan by ten (10) years from March 16, 2004 to March 31, 2014; and (iii) provide more flexibility with regard to the administration of the Purchase Plan.

         The Purchase Plan offers eligible employees the opportunity to acquire a stock ownership interest in Copart through periodic payroll deductions that will be applied towards the purchase of Copart common stock at a discount from the then current market price. We believe that the Purchase Plan is an important factor in attracting and retaining skilled personnel. The primary purposes of the amendment and restatement are (i) to ensure that Copart will have a sufficient reserve of common stock available under the Purchase Plan to provide eligible employees of the Company with the continuing opportunity to acquire a proprietary interest in Copart through participation in a payroll deduction-based employee stock purchase plan and (ii) to ensure the continued maintenance of the Purchase Plan, which would otherwise expire in March 2004.

         The initial offering period under the Purchase Plan began on March 16, 1994, and from that date to July 31, 2003, 1,162,750 shares of the Company's Common Stock have been sold to eligible employees under the Purchase Plan. As of July 31, 2003, 1,337,250 shares would be available for future issuance under the Purchase Plan assuming approval of the 1,000,000 share increase, which forms part of this proposal. The number of shares sold in each offering period will vary with the number of participants, the amount of their payroll deductions, and the fair market value of our Common Stock.

         The following is a summary of the principal features of the Purchase Plan, as amended and restated. This summary, however, does not purport to be a complete description of all the provisions of the Purchase Plan. Any shareholder who wishes to obtain a copy of the plan may do so by written request to the Secretary at the Company's headquarters in Fairfield, California. In addition, a copy of the Purchase Plan was filed with the Securities and Exchange Commission on November 3, 2003 as an addendum to this definitive proxy statement and is available at the Commission's website located at http://www.sec.gov or by visiting the "Investor Relations" portion of our website at http://www.copart.com.

Administration

         The Purchase Plan is administered by our board of directors or a committee of members of the board appointed by the board, who receive no separate additional compensation for such service. All questions of interpretation or application of the Purchase Plan are determined by the board or its appointed committee, whose decisions are final and binding upon all participants. Members of the board who are eligible employees are permitted to participate in the Purchase Plan.

Securities Subject to the Employee Stock Purchase Plan

         Including the 1,000,000 share increase for which shareholder approval is sought under this proposal, 2,500,000 shares of common stock have been reserved for issuance over the term of the Purchase Plan. The shares may be made available from authorized but unissued shares of our common stock. In the event of any change to our outstanding common stock, such as a recapitalization, stock split, or similar event, appropriate adjustments will be made to the Purchase Plan and to each outstanding purchase right.

Eligibility

         Any person who is customarily employed at least 20 hours per week and 5 months per calendar year by Copart, and who has completed 90 days of continuous employment with Copart prior to the applicable offering period, is eligible to participate in the Purchase Plan, unless the employee would own 5% or more of the total combined voting power or value of all classes of stock of Copart or of its subsidiaries (including stock issuable upon exercise of options held by him) at the beginning of the offering period, or to the extent that the employee's rights to purchase stock under all of the Company's employee stock purchase plans or those of its subsidiaries accrues at a rate which exceeds $25,000 worth of stock (determined at the fair market value of the shares at the beginning of the offering period) for each calendar year. Participation in the Purchase Plan is voluntary and is dependent on each eligible employee's election to participate and his or her respective determination as to the level of payroll deductions.

         As of September 30, 2003, we employed approximately 2,801 people, 2,401 of whom were eligible to participate in the Purchase Plan, including 9 executive officers. Approximately 814 employees, including 3 executive officers, were participating in the Purchase Plan as of that date.

Offering Dates

         The Purchase Plan is generally implemented by one offering during each six-month period. Offering periods commence on or about January 1 and July 1 of each year.

Enrollment in the Plan

         Eligible employees become participants in the Purchase Plan by delivering to our payroll office a subscription agreement authorizing payroll deductions. Once an employee elects to participate in the Purchase Plan, enrollment in each successive offering period occurs automatically unless the employee withdraws from participation in the Purchase Plan.

Purchase Price

         The purchase price per share under the Purchase Plan is the lower of
(i) 85% of the fair market value of a share of our common stock on the date of commencement of the offering period or (ii) 85% of the fair market value of a share of our common stock on the last trading day of the offering period. The fair market value of the common stock on a given date is the closing sale price on The NASDAQ National Market.

Payment of Purchase Price; Payroll Deductions

         Contributions are accumulated through after-tax payroll deductions over the offering period. The deductions may not exceed 10% of a participant's compensation, and the participant may not purchase, in any offering period, more than the total number of shares of common stock which $12,500 could purchase at the fair market value of a share of common stock, calculated as of the beginning of the offering period. Unless the employee's participation is discontinued, the accumulated deductions will automatically be applied on the last trading day of the offering period to the purchase of shares of common stock at the purchase price in effect for that date. No fractional shares will be issued upon the purchase of shares. Any amounts insufficient to purchase a full share remaining in a participant's account after exercise of the option will be returned to the participant. No interest will accrue on the payroll deductions of a participant in the Purchase Plan.

Withdrawal

         An employee's participation in a given offering may be terminated by signing and delivering to our payroll office a notice of withdrawal from the Purchase Plan. Upon withdrawal from the Purchase Plan, accrued but unused payroll deductions are returned to the employee. Such withdrawal may be elected at any time prior to the end of the applicable six-month offering period. A participant's withdrawal from an offering period will not have any effect upon such participant's eligibility to participate in subsequent offering periods under the Purchase Plan.

Termination of Employment

         Termination of a participant's employment for any reason, including retirement or death, cancels participation the Purchase Plan immediately. In such event the payroll deductions credited to the participant's account will be returned without interest to such participant, or, in the case of death, to the person or persons entitled thereto as specified by the employee in the subscription agreement.

Effect of Liquidation, Dissolution, Sale of Assets or Merger

         In the event of a liquidation or dissolution of Copart, an employee's participation in the Purchase Plan will be terminated immediately before consummation of such event unless otherwise provided by the board. In the event of a sale of all or substantially all of the assets of the Company or a merger of Copart with or into another corporation, the employee's rights will be satisfied by assumption of Copart's obligations by such acquiring or successor corporation unless the board determines either to terminate the Purchase Plan and refund all accumulated funds or to shorten the then-current offering period with at least 10 business days prior notice to the participants.

Non-Assignability

         No rights or accumulated payroll deductions of an employee under the Purchase Plan may be pledged, assigned, or transferred for any reason, and any such attempt may be treated by Copart as an election to withdraw from the Purchase Plan.

Reports

         Individual accounting will be maintained for each participant in the Purchase Plan. Each participant receives as promptly as practicable after the end of the six-month offering period a report showing the details of the participant's account.

Amendment and Termination of the Plan

         Unless earlier terminated by the Board, the Purchase Plan will terminate on March 31, 2014, assuming approval of the extension of the term of the Purchase Plan, which forms a part of this Proposal.

         The board may at any time amend, alter, suspend or terminate the Purchase Plan, but, except under certain conditions, no amendment, alteration, suspension or termination shall be made which would impair the rights of any participant arising out of any offering period which has already commenced without such participant's written consent. Assuming approval of the administrative amendments of the Purchase Plan, which form a part of this proposal, the board is also entitled to modify the Purchase Plan, including with respect to offering periods already underway, to reduce or eliminate unfavorable accounting consequences. These modifications, which may be effected without shareholder approval or the consent of plan participants, include altering the purchase price, shortening an offering period, and allocating shares among participants.

         To the extent necessary and desirable to comply with applicable law or regulation, including the requirements of the NASDAQ, the Company shall obtain shareholder approval of any Purchase Plan amendment in such a manner and to such a degree as required.

Tax Information

         The Purchase Plan, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Sections 421 and 423 of the Internal Revenue Code. Under these provisions, no income will be taxable to a participant until the shares purchased under the Plan are sold or otherwise disposed of.

         Upon sale or other disposition of the shares, the participant will generally be subject to tax and the amount of the tax will depend upon the holding period. If the shares are sold or otherwise disposed of more than two years from the first day of the offering period and more than one year after the actual purchase of the shares, the participant will recognize ordinary income equal to the lesser of (a) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price, or (b) an amount equal to 15% of the fair market value of the shares as of the first day of the offering period. Any additional gain will be treated as long-term capital gain. If the shares are sold or otherwise disposed of before the expiration of this holding period, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on the holding period. Copart is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent of ordinary income recognized by participants upon a sale or disposition of shares prior to the expiration of the holding period described above.

         The foregoing is only a summary of the effect of United States federal income taxation upon the participant and Copart with respect to the shares purchased under the Purchase Plan, does not purport to be complete, and reference should be made to the applicable provisions of the Internal Revenue Code. In addition, this summary does not discuss the tax consequences of a participant's death or the income tax laws of any municipality, state or foreign country in which the participant may reside.

New Plan Benefits

         The benefits to be received by our executive officers, directors and employees as a result of the proposed amendment and restatement of the Purchase Plan are not determinable because each employee's participation in the Purchase Plan is purely voluntary. Accordingly, the following table summarizes the participation in the Purchase Plan during the last fiscal year ended July 31, 2003 for each of the executive officers named in the summary compensation table on page 21, for all current executive officers as a group, for all non-employee directors, and for all other employees. The table shows (i) the number of shares of our common stock purchased under the Purchase Plan; (ii) the aggregate dollar value of the shares purchased on the date of purchase, less the purchase price therefor; and (iii) the amount of payroll deductions for future purchases accumulated through July 31, 2003.

                                         Employee Stock Purchase Plan Transactions

                                                                                                              Outstanding
                                                                                                                Payroll
                                                                                                             Deductions as
                                                                     Number of Shares        Dollar         of Fiscal Year
Name of Individual or Identity of Group and Position                   Purchased (1)        Value (2)             End
------------------------------------------------------------------   ----------------   ----------------   ----------------
Willis J. Johnson
   Chief Executive Officer and Director...........................               --        $        --        $        --
A. Jayson Adair
   President and Director.........................................               --                 --                 --
James E. Meeks
   Executive Vice President, Chief Operating Officer and
   Director.......................................................            2,165              3,376                 --
Paul A. Styer
   Senior Vice President, General Counsel and Secretary...........               --                 --                 --
Vincent W. Mitz
   Senior Vice President of Marketing.............................              784              1,392                 --
All current executive officers as a group (9 persons).............            7,210             11,653              2,601
All current directors other than executive officers as a group
   (4 persons)....................................................               --                 --                 --
All other employees, including all current officers who are
   not executive officers, as a group.............................          197,543        $   318,905        $   132,505

-------------------------
(1) Includes shares purchased on December 31, 2002 and June 30, 2003, the two most recent purchase periods under the Purchase Plan.
(2) Market value of shares on date of purchase, minus the purchase price under the Purchase Plan.

Vote Required

         Approval of the amendment and restatement of the Purchase Plan requires the affirmative vote of a majority of the shares present at the annual meeting, either in person or by proxy.

Recommendation of the Board of Directors

         Our board of directors unanimously recommends that the shareholders vote FOR the amendment and restatement of the Purchase Plan.

                                 PROPOSAL THREE

                      RATIFICATION OF INDEPENDENT AUDITORS

General

         Our audit committee has appointed KPMG LLP as our independent auditors to audit our financial statements for the current fiscal year ending July 31, 2004. KPMG LLP have been our independent auditors since their initial appointment in July 1994. A representative of KPMG LLP is expected to be present at the annual meeting, will have the opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions. Shareholder ratification of the selection of KPMG LLP is not required by our bylaws or otherwise. Our audit committee is submitting the selection of KPMG LLP to the shareholders for ratification as a matter of good corporate practice.

         In the event the shareholders fail to ratify the appointment of KPMG LLP, the audit committee will reconsider its selection. Even if the selection of independent auditors is ratified by our shareholders, the audit committee may, in its discretion, direct the appointment of a different independent accounting firm at any time during the year if it feels that such a change would be in the best interests of Copart and its shareholders.

Principal Accountant Fees and Services

         The following table provides a summary of fees for professional services rendered by KPMG LLP for the fiscal years ended July 31, 2003 and July 31, 2002:


         Fee Category                                                        Fiscal 2003 Fees   Fiscal 2002 Fees
         ------------                                                        ----------------   ----------------
         Audit fees, excluding audit related............................      $      296,700     $      385,000
         Audit related fees.............................................              30,000             23,000
         Tax fees.......................................................             199,000            132,700
         All other fees.................................................                  --                 --
                                                                              --------------     --------------
         Total fees.....................................................      $      525,700     $      540,700
                                                                              ==============     ==============


         Audit Fees. Consists of fees billed for professional services rendered for the audit of Copart's consolidated financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by KPMG LLP in connection with statutory and regulatory filings or engagements.

         Audit-Related Fees. Consists of fees billed or for assurance and related services that are reasonably related to the performance of the audit or review of Copart's consolidated financial statements and that are not reported under "Audit Fees." These services include employee benefit plan audits, accounting consultations in connection with acquisitions, attest services that are not required by statute or regulation, and consultations concerning financial accounting and reporting standards.

         Tax Fees. Consists of fees billed for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal, state, and international tax compliance, tax audit defense, customs and duties, mergers and acquisitions, and international tax planning.

         All Other Fees. Consists of fees for products and services other than the services reported above. We did not retain KPMG LLP for any other services in fiscal 2002 or fiscal 2003.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

         The audit committee's policy is to pre-approve all audit and permissible non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent auditors and management are required to periodically report to the audit committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date. The audit committee may also pre-approve particular services on a case-by-case basis.

Vote Required

         Ratification of the appointment of KPMG LLP requires the affirmative vote of a majority of the shares present at the annual meeting, either in person or by proxy.

Recommendation of the Board of Directors

         Our board of directors unanimously recommends that shareholders vote FOR the ratification of the selection of KPMG LLP to serve as our independent auditors for the current fiscal year ending July 31, 2004.

                             AUDIT COMMITTEE REPORT

         The following report of the audit committee shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall this information be incorporated by reference by any general statement incorporating by reference this proxy into any filing under the Securities Act of 1933, as amended, or the Securities and Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this information by reference in such filing.

         The audit committee of our board of directors is comprised of the three directors named below, none of whom are officers or employees of the Company. Our audit committee believes that all of its current members are independent directors as defined by applicable Nasdaq National Market rules and listing standards. The Board of Directors has adopted a written charter for the audit committee, which is attached to this proxy statement as Annex A.

         The audit committee has reviewed and discussed with Copart's management and KPMG LLP Copart's audited consolidated financial statements and financial reporting process. Copart's management has the primary responsibility for the financial statements and financial reporting processes of Copart, including the system of internal controls. KPMG LLP, the Company's current independent auditors are responsible for performing an independent audit of the consolidated financial statements of the Company and for expressing an opinion on the conformity of those financial statements with generally accepted accounting principles. The audit committee reviews and monitors these processes and receives reports from KPMG LLP and Company management. The audit committee also discussed with KPMG LLP the overall scope and plans of their audits, their evaluation of the company's internal controls, and the overall quality of the company's financial reporting processes.

         The audit committee has discussed with KPMG LLP those matters required to be discussed by Statement of Auditing Standards No. 61 ("Communication With Audit Committees"). KPMG LLP has provided the audit committee with the written disclosures and the letter required by the Independence Standards Board Standard No. 1 ("Independence Discussions with Audit Committee") and has also discussed with the Audit Committee that firm's independence from management and the Company. The audit committee has also considered whether KPMG LLP's provision to the Company of non-audit services (such as tax-related services, due diligence procedures, and services and advice related to acquisitions) that are not otherwise prohibited by applicable law is compatible with maintaining the independence of KPMG LLP with respect to the Company and its management.

         Based upon the reviews, discussions and considerations referred to above, the audit committee has recommended to the Board that the Company's audited financial statements be included in our Annual Report on Form 10-K for fiscal year 2003, and that KPMG LLP be appointed as the independent auditors for the Company for fiscal year 2004.

                                   Respectfully submitted by:

                                   The Audit Committee of the Board of Directors

                                   Harold Blumenstein
                                   James Grosfeld
                                   Jonathan Vannini

                               SECURITY OWNERSHIP

         The following table sets forth certain information known to Copart regarding the ownership of our Common Stock as of the record date (October 13, 2003) by (i) all persons known by Copart to be beneficial owners of five percent or more of our Common Stock; (ii) each current director and nominee for director; (iii) any other Named Officers (as said term is defined hereinafter in "Executive Compensation - Summary Compensation Table"); and (iv) all executive officers and directors of the Company as a group. Unless otherwise indicated, each of the shareholders has sole voting and investment power with respect to the shares beneficially owned, subject to community property laws where applicable, except as otherwise indicated.

                                                                                   Number of     Percent of Total
       Five Percent Shareholders, Directors and Executive Officers (1)               Shares     Shares Outstanding
------------------------------------------------------------------------------    ----------    ------------------
Wasatch Advisors, Inc. (2)....................................................     7,742,879           8.71%
   803 West Michigan Street, Suite A
   Milwaukee, WI  53233

Kayne Anderson Rudnick Investment Management, LLC (2).........................     5,328,505           5.99%
   1800 Avenue of the Stars, Second Floor
   Los Angeles, CA  90067

Willis J. Johnson (3).........................................................    12,864,097          14.36%
James Grosfeld (4)............................................................     5,627,417           6.33%
A. Jayson Adair (5)...........................................................     1,689,250           1.87%
Harold Blumenstein (6)........................................................       797,617            *
James E. Meeks (7)............................................................       497,689            *
Marvin L. Schmidt (8).........................................................     1,562,325           1.76%
Jonathan Vannini (9)..........................................................        53,417            *
Vincent W. Mitz (10)..........................................................       142,356            *
Paul A. Styer (11)............................................................       366,000            *
All directors and executive officers as a group (thirteen persons) (3-12).....    23,858,487          25.92%

-------------------------
*    Represents less than 1% of the Company's outstanding Common Stock.
(1) Unless otherwise set forth, the mailing address for each of the persons listed in this table is: c/o Copart, Inc., 4665 Business Center Drive, Fairfield, California 94534.
(2)  The number of shares and other information presented is as reported in a
     Schedule 13F filed by Wasatch Advisors, Inc. and Kayne Anderson Rudnick Investment Management, LLC with the SEC and reflects stock held as of June 30, 2003. The Company has not attempted to verify independently any of the information contained in the Schedule 13F.
(3) Includes 675,000 shares of Common Stock subject to options exercisable within 60 days of the record date.
(4) Includes 17,417 shares of Common Stock subject to options exercisable within 60 days of the record date.
(5) Includes 1,239,250 shares of Common Stock subject to options exercisable within 60 days of the record date.
(6) Includes 26,417 shares of Common Stock subject to options exercisable within 60 days of the record date.
(7) Includes 487,500 shares of Common Stock subject to options exercisable within 60 days of the record date.
(8) Includes 50,000 shares of Common Stock subject to options exercisable within 60 days of the record date.
(9) Includes 14,917 shares of Common Stock subject to options exercisable within 60 days of the record date.
(10) Includes 95,000 shares of Common Stock subject to options exercisable within 60 days of the record date.
(11) Includes 324,000 shares of Common Stock subject to options exercisable within 60 days of the record date.
(12) Includes 3,139,875 shares of Common Stock subject to options exercisable within 60 days of the record date.

                      EQUITY COMPENSATION PLAN INFORMATION

         The following table provides information as of July 31, 2003 about shares of our common stock that may be issued upon the exercise of options and similar rights under all of our existing equity compensation plans, including our 2001 Stock Option Plan, our 1994 Employee Stock Purchase Plan, the 1994 Director Option Plan, and our 1992 Stock Option Plan. Our 1992 Stock Option Plan was terminated in 2001, and our 1994 Director Option Plan was terminated in August 2003. No further grants will be made under these plans although pre-existing options remain outstanding and are subject to the terms of the plan. All of our equity incentive plans have been approved by our shareholders.


                                                                                               Number of Securities
                                                                                              Remaining Available for
                                                                                               Future Issuance Under
                                    Number of Securities to be       Weighted-Average        Equity Compensation Plans
                                     Issued Upon Exercise of         Exercise Price of         (Excluding Securities
                                       Outstanding Options,        Outstanding Options,        Reflected in the First
           Plan Category             Warrants and Rights (1)      Warrants and Rights (1)             Column)
--------------------------------    --------------------------    -----------------------    -------------------------
Equity compensation plans
   approved by security
   holders......................            5,321,798(2)                 $ 9.03(3)                   2,684,200(4)

Equity compensation plans not
   approved by security
   holders......................                   --                        --                             --
                                         ------------                    ------                   ------------
Total...........................            5,321,798                    $ 9.03                      2,684,200
                                         ============                    ======                   ============

-------------------------
(1) We are unable to ascertain with specificity the number of securities to be issued upon exercise of outstanding rights under the 1994 Employee Stock Purchase Plan or the weighted average exercise price of outstanding rights under that plan. The 1994 Employee Stock Purchase Plan provides that shares of our common stock may be purchased at a per share price equal to 85% of the fair market value of the common stock on the beginning of the offering period or a purchase date applicable to such offering period, whichever is lower.
(2) Reflects the number of shares of common stock to be issued upon exercise of outstanding options under the 1992 Stock Option Plan, the 1994 Director Option Plan, and the 2001 Stock Option Plan.
(3) Reflects weighted average exercise price of outstanding options under the 1992 Stock Option Plan, the 1994 Director Option Plan, and the 2001 Stock Option Plan.
(4) Includes securities available for future issuance under the 1994 Director Option Plan, the 1994 Employee Stock Purchase Plan and the 2001 Stock Option Plan. No securities are available for future issuance under the 1992 Stock Option Plan and 1994 Director Option Plan.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

         The following table provides certain summary information concerning the compensation earned for services rendered in all capacities to Copart and its subsidiaries during each of the last three fiscal years, by our Chief Executive Officer and each of our other four most highly compensated executive officers. The individuals whose compensation is disclosed in the following table are referred to in this proxy statement as the "Named Officers."

                                                                                      Long Term Compensation Awards
                                                Annual Compensation             -----------------------------------------
                                       -------------------------------------    Securities Underlying       All Other
    Name and Principal Position        Fiscal Year   Salary ($)    Bonus ($)      Options/SARs (#)       Compensation ($)
-----------------------------------    -----------   ----------   ----------    ---------------------    ----------------

Willis J. Johnson...............           2003        450,000      500,000                 --              56,510 (1)
   Chief Executive Officer                 2002        400,000      500,000            100,000              54,126 (2)
                                           2001        400,000      500,000            150,000              54,205 (3)

A. Jayson Adair.................           2003        300,000      300,000                 --              17,328 (4)
   President                               2002        250,000      300,000            100,000              15,715 (4)
                                           2001        250,000      300,000            150,000              14,912 (4)

James E. Meeks..................           2003        225,000      150,000                 --              13,604 (4)
   Executive Vice President and            2002        200,000      150,000             75,000              11,778 (4)
   Chief Operating Officer                 2001        200,000      225,000            150,000              10,977 (4)

Paul A. Styer...................           2003        190,000      100,000                 --               6,000 (5)
   Senior Vice President,                  2002        185,000      100,000             30,000               6,000 (5)
   General Counsel and Secretary           2001        185,000      100,000             45,000               6,000 (5)

Vincent W. Mitz.................           2003        190,000      100,000                 --               5,220 (5)
   Senior Vice President                   2002        190,000      100,000             50,000               5,220 (5)
   of Marketing                            2001        165,000      100,000             45,000               5,220 (5)

-------------------------
(1) Comprised of premiums paid on life insurance policies payable to beneficiaries designated by Mr. Johnson in the amount of $30,657 and the value to Mr. Johnson of the use of Copart automobiles in the amount of $25,853.
(2) Comprised of premiums paid on life insurance policies payable to beneficiaries designated by Mr. Johnson in the amount of $28,338 and the value to Mr. Johnson of the use of Copart automobiles in the amount of $25,788.
(3) Comprised of premiums paid on life insurance policies payable to beneficiaries designated by Mr. Johnson in the amount of $28,417 and the value to Mr. Johnson of the use of Copart automobiles in the amount of $25,788.
(4)  Comprised of the value of the use of a Copart automobile.
(5)  Comprised of automobile expense allowances.

Option Grants in Last Fiscal Year

         The following table provides information with respect to the stock option grants made during the 2003 fiscal year under the Company's 2001 Stock Option Plan (the "Option Plan") to the Named Officers. No stock appreciation rights were granted to any of the Named Officers during fiscal 2003.

                                                          Individuals Grants                            Potential Realizable
                                      -------------------------------------------------------------   Value At Assumed Annual
                                         Number of                                                      Rates of Stock Price
                                         Securities       % of Total                                     Appreciation Over
                                         Underlying     Options Granted     Exercise                        Option Term
                                      Options Granted   to Employees in      Price       Expiration   -----------------------
                                           (#)(1)        Fiscal Year(2)   ($/Share)(3)      Date       5%($)(4)     10%($)(4)
                                      ---------------   ---------------   ------------   ----------   ----------   ----------
Willis J. Johnson................         100,000            14.68            10.99       10/21/12       691,155    1,751,523
A. Jayson Adair..................         100,000            14.68            10.99       10/21/12       691,155    1,751,523
James E. Meeks...................         100,000            14.68            10.99       10/21/12       691,155    1,751,523
Paul A. Styer....................          30,000             4.40            10.99       10/21/12       207,347      525,457
Vincent W. Mitz..................          50,000             7.34            10.99       10/21/12       345,578      875,761

-------------------------
(1) Each option was granted under the Option Plan and will become exercisable for the option shares in installments over the optionee's period of service with the Company. Options vest over a five-year period at a rate of 20% per year. Each option has a maximum term of ten years, subject to earlier termination in the event of the optionee's cessation of employment with the Company.
(2) Based upon options to purchase an aggregate of 681,000 shares granted by the Company to employees and directors during fiscal year 2003.
(3) The exercise price may be paid in cash, in shares of the Company's Common Stock valued at fair market value on the exercise date or through a cashless exercise procedure involving a same-day sale of the purchased shares. The exercise price of all option grants was determined by the fair market value of the Company's common stock as quoted on the NASDAQ National Market System on the date of grant.
(4) The 5% and 10% assumed annual rates of compounded stock price appreciation are mandated by the rules of the Securities Exchange Commission and do not represent the Company's estimate or projection of future Common Stock prices. There is no assurance provided to any executive officer or any other holder of the Company's Common Stock that the actual stock price appreciation over the option term will be at the assumed 5% or 10% levels or at any other specific level. Assuming the specified rates of annual compounding, the total appreciation during the term of such options results in an increase of 62.9% (at 5% per year) and 159.4% (at 10% per year).

Aggregated Option Exercises In Last Fiscal Year And Fiscal Year-End Option
Values

         The following table sets forth information concerning exercises of options during fiscal year 2003 and the value of unexercised options held as of the end of the 2003 fiscal year by the Named Officers.

                                                                Number of Securities
                                                                     Underlying                Value Of Unexercised
                                                               Unexercised Optoins At        In-The-Money Options At
                                  Shares          Value            Fiscal Year End           Fiscal Year - End ($)(2)
                               Acquired on      Realized     ---------------------------   ---------------------------
                               Exercise (#)      ($)(1)       Exercisable  Unexercisable    Exercisable  Unexercisable
                               ------------   ------------   ------------  -------------   ------------  -------------
Willis J. Johnson..........    $         --   $         --        662,500        187,500   $  3,876,000   $         --
A. Jayson Adair............              --             --      1,155,500        372,500      4,611,300        294,600
James E. Meeks.............              --             --        462,500        237,500        876,000             --
Paul A. Styer..............          11,000         97,960        317,750         66,250      1,881,570             --
Vincent W. Mitz............              --             --         80,750         48,250        156,490         41,420

-------------------------
(1) Represents the fair market value of underlying securities on the date of exercise, minus the exercise price.
(2) Represents the fair market value of underlying securities at fiscal year end (for in-the-money options only) minus the exercise price. The closing price for the Company's Common Stock at fiscal year end as quoted on the NASDAQ National Market System was $9.38.

Employment Contracts and Change-in-Control Arrangements

         We currently do not have any formal employment agreements with any of our executive officers and all are employed on an "at-will" basis.

         All employees and consultants (including officers and directors) of the Company are eligible for option grants under our 2001 Stock Option Plan. In addition, until July 2003, our non-employee directors were eligible for option grants under our 1994 Director Option Plan. The board of directors terminated the 1994 Director Option Plan in August 2003. No further grants will be made under the 1994 Director Option Plan although outstanding grants will remain unaffected and will continue to vest in accordance with their terms.

         Future benefits under the 2001 Stock Option Plan are not determinable, as grants of options are at the discretion of the compensation committee. Pursuant to the terms of such option plans and related option grant agreements, if any, in the event of any acquisition or merger of Copart with or into another corporation or the sale of all or substantially all of the assets of the Company, each outstanding option and stock purchase right shall be assumed or an equivalent option or right substituted by the successor corporation. If the successor corporation refuses to assume the options and stock purchase rights then outstanding or to substitute substantially equivalent options or rights, then the optionee shall have the right to exercise the option or stock purchase right as to all the optioned stock, including shares not otherwise vested or exercisable. In such event, the optionee shall be notified that the option or stock purchase right is fully exercisable for fifteen (15) days from the date of such notice and that the option or stock purchase right shall terminate upon expiration of such period.

         In addition, in the event of a change of control in which options and stock purchase rights are assumed by a successor corporation, pursuant to the terms of certain option agreements under our 1992 Stock Option Plan and our 2001 Stock Option Plan as previously approved, if an employee is terminated without cause by such successor corporation within twelve months of such change of control, then such optionee shall vest in full and have the right to exercise the option or stock purchase right as to all the optioned stock, including shares not otherwise vested or exercisable.

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The following Compensation Committee Report on Executive Compensation shall not be deemed "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall this information be incorporated by reference by any general statement incorporating this proxy into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent we specifically incorporate this information by reference into such filing.

         The compensation committee of our Board of Directors has general responsibility for establishing the compensation payable to our executive officers and other key executives. The committee has the sole and exclusive authority to administer our equity compensation plans, including stock option plans under which grants may be made to such individuals. During fiscal 2002, the stock option grant committee of our board administered our equity incentive plans. The charter of the stock option grant committee was terminated in fiscal 2003, however, and the compensation committee has assumed its responsibilities.

         This report is divided into two parts. Part One is a brief description of the compensation arrangements in effect for the 2003 fiscal year for the executive officers of the Company, including the Named Officers in the Summary Compensation Table. Part Two is a discussion of the factors that governed the compensation payable to the Chief Executive Officer for the 2003 fiscal year.

                  Part One - Existing Compensation Arrangements

         The compensation committee believes that the current salaries and benefits of our executive officers are commensurate with our financial performance to date and with the salaries and benefits payable by comparable companies. During fiscal 1998, the prior employment agreement between Copart and our Chief Executive Officer expired, and he is now employed on an "at-will" basis. The base annual salaries of Willis J. Johnson, A. Jayson Adair, James E. Meeks, Paul A. Styer and Vincent W. Mitz were set at $450,000, $300,000, $225,000, $190,000 and $190,000 respectively, during fiscal year 2003. In October 2003, the base annual salary for A. Jayson Adair was increased to $350,000. The compensation committee intends to review these salary levels on a regular basis and to make such adjustments to them as it sees fit based on the performance of the Company and the employee.

         Our objective in awarding options is to more closely align the long-term interests of the executive officers with those of our shareholders. During fiscal 2003, the committee reviewed the outstanding equity incentives of our executive officers, including the applicable exercise shares and the extent to which outstanding option grants were vested or unvested. Based on this review, the committee determined that additional option grants were required. In August 2003, the committee approved grants of 565,000 shares of common stock to Company employees, including grants to Messrs. Johnson, Adair, Meeks, Styer and Mitz in the amounts of 100,000, 100,000, 75,000, 30,000 and 50,000 shares, respectively, under the Company's 2001 Stock Option Plan.

               Part Two - Compensation of Chief Executive Officer

         Willis J. Johnson, the co-founder of the Company, served as President and Chief Executive Officer from 1986 until May 1995, and has continued to serve as Chief Executive Officer since May 1995. Mr. Johnson's base annual salary was $450,000 for fiscal year 2003, an increase of $50,000 over his base salary for fiscal 2002. The compensation committee also approved the grant to Mr. Johnson of an option to acquire

100,000 shares of common stock under Copart's 2001 stock option plan. Mr. Johnson is also entitled to participate in the Company's benefit plans and is entitled to four weeks paid vacation per year, use of Company automobiles, and a $1 million life insurance policy with the beneficiary being designated by Mr. Johnson.

         In addition, during fiscal 2004, the compensation committee approved standards for personal use of Copart's leased aircraft by Mr. Johnson and A. Jayson Adair, Copart's President. The committee authorized Mr. Johnson to use the aircraft for personal purposes for up to 50 flight hours per fiscal year and Mr. Adair to use the aircraft for personal purposes for up to 25 flight hours per fiscal year. Flight hours in excess of these amounts would require the additional approval of the compensation committee. The committee intends to value this benefit on an annual basis, and Mr. Johnson and Mr. Adair will be responsible for taxes resulting from any deemed income arising from this benefit.

         The compensation committee believes that the salary and benefits paid to Mr. Johnson during fiscal 2003 were commensurate with the Company's financial performance. In addition, the committee believes that the salary increase from fiscal 2002 to fiscal 2003 was appropriate in light of Copart's financial performance through the end of fiscal 2002. The compensation committee expects that any bonus compensation recommended to be payable to Mr. Johnson in future years will also be based upon the Company's growth and financial performance, and subject to approval by the compensation committee.

         Tax Limitation. As a result of federal tax legislation, a publicly-held company such as the Company will not be allowed a federal income tax deduction for compensation paid to certain executive officers, to the extent that compensation exceeds $1 million per officer in any fiscal year. The Company presently intends to structure its future compensation packages in a manner to comply with the $1 million compensation cap.

                             Compensation Committee

           Harold Blumenstein     James Grosfeld     Jonathan Vannini


                                 CODE OF ETHICS

         In September 2003, our board of directors adopted the Copart, Inc. Code of Ethics for Principal Executive and Senior Financial Officers (the "Code of Ethics"). The Code applies to our principal executive officer, our principal financial officer, our principal accounting officer or controller, and persons performing similar functions and responsibilities who shall be identified by our Audit Committee from time to time.

         The Code of Ethics is available at out website, located at http://www.copart.com. It may be found at our website as follows:

         1.       From our main web page, click on "Investor Relations."
         2.       Next, click on "Corporate Governance."
         3. Finally, click on "Code of Ethics for Principal Executive and Senior Financial Officers."

         We intend to satisfy the disclosure requirement under Item 10 of Form 8-K regarding an amendment to, or waiver from, a provision of the Code of Ethics by posting such information on our website, at the address and location specified above.

                                PERFORMANCE GRAPH

         The following information relating to the price performance of our common stock shall not be deemed "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall this information be incorporated by reference by any general statement incorporating this proxy into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent we specifically incorporate such information by reference into such filing.

         The following graph shows a comparison of the cumulative total shareholder returns for the Company, the NASDAQ Stock Market - (U.S.), and a peer group (based on Standard Industrial Classification ("SIC") codes) for the period of August 1, 1998 through July 31, 2003. Such returns are based on historical results and are not intended to suggest future performance. Data for the NASDAQ and peer group indices assume reinvestment of all dividends. We have not declared or paid a cash dividend since becoming a public company in 1994. The Company currently intends to retain any earnings for use in its business and does not anticipate paying any cash dividends in the foreseeable future.



                             [GRAPHIC CHART OMITTED]

                              CERTAIN TRANSACTIONS

         We employ in various non-executive positions Jason Johnson, the son of our Chief Executive Officer, Bonnie Randall, the sister of our Chief Executive Officer, Diane Yassa, the daughter of our Chief Operating Officer, and Rodgar McCalmon, the son-in-law of our Chief Executive Officer. In fiscal 2003, Mr. Johnson, Mrs. Randall, Mrs. Yassa, and Mr. McCalmon received a total of $80,000, $134,700, $85,000, and $99,000 of cash compensation, respectively. The Company believes that the terms of each such individual's employment, including their cash compensation, are commensurate with other employees in comparable positions. In August 2003, Mr. McCalmon received a grant of 10,000 stock options under the Company's 2001 Stock Option Plan.

         Willis J. and Reba J. Johnson are the owners of the real property and improvements of the Fresno, California facility and lease said premises to Copart for current monthly lease payments of $12,834 under a lease dated August 1, 1992, which expires, with inclusion of all extension options, in July 2004, and contains a provision whereby we have an option to purchase the real property and improvements. Total payments under this lease aggregated $154,008 in fiscal 2003. We believe that the terms of this lease are no less favorable to the Company than could be obtained from unaffiliated third parties.

         Under the terms of a lease agreement effective July 1, 1993 between the Schmidt Family Trust dated September 29, 1982 and Copart, we lease property in the Los Angeles, California area from the Schmidt Family Trust. The current term of the Los Angeles lease expires June 30, 2008. Total payments under this lease aggregated $60,923 in fiscal 2003. Marvin L. Schmidt, a director of the Company, is a beneficiary of the Schmidt Family Trust.

         Under the terms of the Lease Agreement dated September 1, 1992 between James P. Meeks and Barbara D. Meeks and Copart, Inc., we lease property in San Martin, California from James P. Meeks and Barbara D. Meeks. The San Martin lease expires August 31, 2007. Total payments under this lease aggregated $228,000 in fiscal 2003. James P. Meeks is the father of one of our directors, James E. Meeks.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and officers, and persons who own more than ten percent of a registered class of the Company's equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports they file.

         Based solely upon a review of the copies of such reports furnished to the Company and written representations from such officers, directors and greater than ten percent shareholders that no other reports were required to be made, the Company believes that there was full compliance for the fiscal year ended July 31, 2003 with all Section 16(a) filing requirements applicable to the Company's officers, directors and greater-than-ten percent shareholders except that Marvin L. Schmidt filed a late form 4 in relation to one transaction.

                                  OTHER MATTERS

         We know of no other matters to be submitted at the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board of Directors may recommend. Discretionary authority with respect to such other matters is granted by the execution of the enclosed Proxy.

                        ADJOURNMENT OF THE ANNUAL MEETING

         In the event that there are not sufficient votes to approve any proposal incorporated in this proxy statement at the time of the annual meeting, the proposal could not be approved unless the annual meeting was adjourned in order to permit further solicitation of proxies from holders of our Common Stock. Proxies that are being solicited by our board grant discretionary authority to vote for any adjournment, if necessary. If it is necessary to adjourn the annual meeting, and the adjournment is for a period of less than 45 days, no notice of the time and place of the adjourned meeting is required to be given to the shareholders other than an announcement of the time and place at the annual meeting. A majority of the shares represented and voting at the annual meeting is required to approve the adjournment, regardless of whether there is a quorum present at the annual meeting.

                                  ANNUAL REPORT

         A copy of our annual report for the fiscal year ended July 31, 2003 has been mailed concurrently with this proxy statement to all shareholders entitled to notice of, and to vote at, the annual meeting. The annual report is not incorporated into this proxy statement and is not proxy soliciting material.

                                            For the Board of Directors
                                            COPART, INC.



                                            By: /s/ PAUL A. STYER
                                                --------------------------------
                                                Paul A. Styer, Secretary


Dated: October 29, 2003

            Site of the Copart, Inc. 2003 Annual Shareholder Meeting


Directions to: Copart, Inc.
         4665 Business Center Drive
         Fairfield, California 94534

From:    San Francisco Airport


Exit the airport on Highway 101 Northbound toward San Francisco. As you enter San Francisco follow the signs directing you towards the Bay Bridge. This is Interstate 80 Eastbound. Follow Interstate 80 Eastbound for approximately 40 miles. This will take you over the Bay and Carquinez Bridges. Continue east on Interstate 80 until you reach Fairfield. Once in Fairfield you will exit at Suisun Valley Road. Turn left onto Suisun Valley Road and go over the freeway. At the first set of traffic lights, turn left onto Mangels. At the next set of traffic lights, turn left onto Business Center Drive, then go to the first building on the left at 4665 Business Center Drive.

                                                                         ANNEX A



              AMENDED AND RESTATED CHARTER FOR THE AUDIT COMMITTEE

                            OF THE BOARD OF DIRECTORS

                                       OF

                                  COPART, INC.

                           (as amended December 2002)


PURPOSE:

The purpose of the Audit Committee of the Board of Directors (the "Board") of Copart, Inc. and its subsidiaries (the "Company") shall be to:

     . Oversee the accounting and financial reporting processes of the Company and audits of the financial statements of the Company;

     . Assist the Board in oversight and monitoring of (i) the integrity of the Company's financial statements; (ii) the Company's accounting policies and procedures; (iii) the Company's compliance with legal and regulatory requirements; (iv) the independent auditor's qualifications, independence and performance; (v) the Company's disclosure controls and procedures; and (vi) the Company's internal controls;

     . Prepare the report that the Securities and Exchange Commission (the "SEC") rules require be included in the Company's annual proxy statement;

     . Provide the Board with the results of the Audit Committee's monitoring and recommendations derived therefrom; and

     . Provide to the Board such additional information and materials as it may deem necessary to make the Board aware of significant financial matters that require the attention of the Board.

In addition, the Audit Committee will undertake those specific duties and responsibilities listed below and such other duties as the Board may from time to time prescribe.


MEMBERSHIP:

The Audit Committee members will be appointed by, and will serve at the discretion of, the Board. The Audit Committee will consist of at least three members of the Board. Members of the Audit Committee must meet the following criteria:

     . Each member will be an independent director, as defined in (i) NASDAQ Rule 4200 and (ii) the rules of the SEC, as in effect from time to time;

     . Each member will be able to read and understand fundamental financial statements, in accordance with the NASDAQ National Market Audit Committee requirements; and

     . At least one member will have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background, including a current or past position as a principal financial officer or other senior officer with financial oversight responsibilities.


RESPONSIBILITIES:

The responsibilities of the Audit Committee shall include:

     . Reviewing on a continuing basis the adequacy of the Company's system of internal controls, including meeting periodically with the Company's management and the independent auditors to review their assessment of adequacy of such controls and to review, before its release, the disclosure regarding such system of internal financial and accounting controls required under SEC rules to be contained in the Company's periodic filings and the attestations or reports by the independent auditors relating to such disclosure;

     . Exercising sole responsibility for appointing, compensating (including all audit engagement fees and terms), overseeing the work of, and terminating the services of the independent auditors (including resolving disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or related work and pre-approving audit and non-audit services provided to the Company by the independent auditors (or subsequently approving non-audit services in those circumstances where a subsequent approval is necessary and permissible) in accordance with the applicable requirements of the SEC and the Public Company Accounting Oversight Board (the "Oversight Board");

     . Reviewing the independence of the outside auditors, including (i) obtaining on a periodic basis a formal written statement from the independent auditors regarding relationships and services with the Company that may impact independence, as defined by applicable standards and SEC requirements, (ii) presenting this statement to the Board, and (iii) to the extent there are relationships, monitoring and investigating them;

     .    Reviewing and providing guidance with respect to the external audit by
          (i) reviewing the independent auditors' proposed audit scope and approach; (ii) discussing with the Company's independent auditors the financial statements and audit findings, including any significant adjustments, management judgments and accounting estimates, significant new accounting policies and disagreements with management and any other matters described in SAS No. 61, as may be modified or supplemented; and (iii) reviewing reports submitted to the audit committee by the independent auditors in accordance with the applicable SEC requirements;

     . Reviewing and discussing with management and the independent auditors the annual audited financial statements and quarterly unaudited financial statements, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations," prior to filing the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, respectively, with the SEC (which for purposes of the annual report shall include a recommendation as to whether the audited financial statements should be included in the Company's Annual Report on Form 10-K);

     . Directing the Company's independent auditors to review, before filing with the SEC, the Company's interim financial statements included in Quarterly Reports on Form 10-Q, using professional standards and procedures for conducting such reviews;

     . Conducting a post-audit review of the financial statements and audit findings, including any significant suggestions for improvements provided to management by the independent auditors;

     . Reviewing before release the unaudited quarterly operating results in the Company's quarterly earnings release;

     . Overseeing compliance with the requirements of the SEC for disclosure of auditors' services and audit committee members, member qualifications and activities;

     . Reviewing on a continuing basis the adequacy of the Company's system of disclosure controls and procedures, including meeting periodically with the Company's management, independent auditors and outside legal counsel to review their assessment of such controls and procedures and to review, before its release, the disclosure regarding such system of disclosure controls and procedures required under SEC rules to be contained in the Company's periodic filings;

     . Reviewing, approving and monitoring the Company's code of ethics for its senior financial officers;

     . Reviewing management's monitoring of compliance with the Company's standards of business conduct and with the Foreign Corrupt Practices Act;

     . Reviewing, in conjunction with counsel, any legal matters that could have a significant impact on the Company's financial statements;

     . Providing oversight and review at least annually of the Company's risk management policies, including its investment policies;

     . Overseeing and reviewing the Company's policies regarding information technology and management information systems;

     . If necessary, instituting special investigations with full access to all books, records, facilities and personnel of the Company;

     . As appropriate, obtaining advice and assistance from outside legal, accounting or other advisors;

     . Reviewing and approving in advance any proposed related party transactions;

     . Reviewing its own charter, structure, processes and membership requirements from time to time;

     . Providing a report in the Company's proxy statement in accordance with the rules and regulations of the SEC; and

     . Establishing procedures for receiving, retaining and treating complaints received by the Company regarding accounting, internal accounting controls or auditing matters and procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.


MEETINGS:

The Audit Committee will meet at least four times each year. The Audit Committee may establish its own schedule, which it will provide to the Board in advance.

The Audit Committee will meet separately with the Chief Executive Officer and separately with the Chief Financial Officer of the Company at such times as are appropriate to review the financial affairs of the Company. The Audit Committee will meet separately with the independent auditors of the Company, at such times as it deems appropriate, to fulfill the responsibilities of the Audit Committee under this charter.


MINUTES:

The Audit Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board.


REPORTS:

In addition to preparing the report in the Company's proxy statement in accordance with the rules and regulations of the SEC, the Audit Committee will summarize its examinations and recommendations to the Board as may be appropriate, consistent with the Committee's charter.

COMPENSATION:

Members of the Audit Committee shall receive such fees, if any, for their service as Audit Committee members as may be determined by the Board in its sole discretion. Such fees may include retainers or per meeting fees. Fees may be paid in such form of consideration as is determined by the Board.

Members of the Audit Committee may not receive any compensation from the Company except the fees that they receive for service as a member of the Board or any committee thereof.


DELEGATION OF AUTHORITY:

The Audit Committee may delegate to one or more designated members of the Audit Committee the authority to pre-approve audit and permissible non-audit services, provided such pre-approval decision is presented to the full Audit Committee at its scheduled meetings.

                                                                         ANNEX B



                      AMENDED AND RESTATED CHARTER FOR THE

                            COMPENSATION COMMITTEE OF

                            THE BOARD OF DIRECTORS OF

                                  COPART, INC.

                           (as amended December 2002)

PURPOSE:

         The purpose of the Compensation Committee established pursuant to this charter is to review and approve, and, where appropriate, to and make recommendations to the Board of Directors (the "Board") regarding all forms of compensation to be provided to the employees and directors of, and consultants to Copart, Inc., a California corporation, and its subsidiaries (the "Company"), including stock compensation and loans, and all bonus and stock compensation to all employees.

         The Compensation Committee has the authority to undertake the specific duties and responsibilities listed below and will have the authority to undertake such other specific duties as the Board from time to time prescribes.

STATEMENT OF PHILOSOPHY:

         The policy of the Compensation Committee is to maximize stockholder value over time. The primary goal of the Company's Compensation Committee and its executive compensation program is therefore to closely align the interests of the officers with those of the Company's stockholders. To achieve this goal the Committee attempts to (i) offer compensation opportunities that attract and retain executives whose abilities are critical to the long-term success of the Company; (ii) motivate individuals to perform at their highest level and reward outstanding achievement; (iii) maintain a significant portion of the executive's total compensation at risk, tied to achievement of financial, organizational and management performance goals; and (iv) encourage executives to manage from the perspective of owners with an equity stake in the Company.

MEMBERSHIP:

         The Compensation Committee shall consist of a minimum of two (2) non-employee directors of the Company as is determined by the Board. The members of the Compensation Committee are appointed by and serve at the discretion of the Board.

         Each member of the Compensation Committee will be (i) an independent director as defined by the rules of The NASDAQ Stock Market, (ii) an "Outside Director" as such term is defined with respect to Section 162(m) of the Internal Revenue Code of 1986, as amended, and (iii) a "non-employee" director as defined under Rule 16b-3 promulgated under Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

RESPONSIBILITIES:

         The responsibilities of the Compensation Committee include:

         1. Unless otherwise determined by a majority of the independent directors of the Board meeting in executive session, review and approve decisions regarding the compensation of the Chief Executive Officer of the Company (the "CEO")(for purposes of this Compensation Committee Charter, the compensation of the CEO and the other officers of the Company to be approved by the Compensation Committee hereunder shall include all "plan" compensation as such term is defined in Item 402(a)(7) of Regulation S-K promulgated under the Securities Act of 1933, as amended);

         2. Unless otherwise determined by a majority of the independent directors of the Board, review and approve decisions regarding all forms of compensation to be provided to the officers of the Company;

         3. Review and make recommendations to the Board regarding general compensation goals and guidelines for the Company's employees and the criteria by which bonuses to the Company's employees are determined;

         4. Review and make recommendations to the Board regarding the compensation policy for the directors of and consultants to the Company;

         5. Act as the Administrator (as defined under each plan) and administer, within the authority delegated by the Board, the Company's equity compensation plans adopted by the Board (the "Plans"). In its administration of the Plans, the Compensation Committee may, pursuant to authority delegated by the Board, (a) grant stock options or stock purchase rights to individuals eligible for such grants (including grants to individuals subject to Section 16 of the Exchange Act in compliance with Rule 16b-3 promulgated thereunder), (b) amend such stock options or stock purchase rights, and (c) take all other actions permitted under the Plans. The Compensation Committee shall also make recommendations to the Board with respect to amendments to the plans and changes in the number of shares reserved for issuance thereunder;

         6. Prepare a report (to be included in the Company's proxy statement) which describes: (a) the criteria on which compensation paid to the CEO for the last completed fiscal year is based; (b) the relationship of such compensation to the Company's performance; (c) the Compensation Committee's executive compensation policies applicable to officers; and (d) the Company's policies with respect to the $1 million deduction limit for certain executive compensation imposed by Section 162(m) of the IRC;

         7. Review its own charter, structure, processes and membership requirements from time to time;

         8. As appropriate, obtain advice and assistance from outside legal, accounting or other advisors, including, without limitation, any compensation consultant to be used by the Company or the Compensation Committee in the evaluation of CEO, executive officer, employee or director compensation; and

         9. Authorize the repurchase of shares from terminated employees pursuant to applicable law.

MEETINGS:

         The Compensation Committee will meet at such times that it deems appropriate to fulfill its responsibilities of the Compensation Committee under this charter. The Compensation Committee shall establish its own schedule, which it will provide to the Board in advance. The members of the Compensation Committee may invite the Chief Executive Officer, the executive officer responsible for the Company's human resources activities or any other person to attend meetings as appropriate.

MINUTES:

         The Compensation Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board.

REPORTS:

         The Compensation Committee will provide written reports to the Board of the Company regarding recommendations of the Compensation Committee submitted to the Board for action and copies of the written minutes of its meetings.

DELEGATION OF AUTHORITY:

         The Compensation Committee may form and delegate authority to subcommittees when appropriate.

                                                                         ANNEX C



                                  COPART, INC.

                        1994 EMPLOYEE STOCK PURCHASE PLAN

                         (AS AMENDED DECEMBER ___, 2003)


         The following constitute the provisions of the 1994 Employee Stock Purchase Plan of Copart, Inc.

         1. Purpose. The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

         2.       Definitions.
                  -----------

                  (a) "Board" shall mean the Board of Directors of the Company.

                  (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

                  (c) "Common Stock" shall mean the Common Stock of the Company.

                  (d) "Company" shall mean Copart, Inc. and any Designated Subsidiary of the Company.

                  (e) "Compensation" shall mean all base straight time gross earnings and sales commissions, exclusive of payments for overtime, shift premium, incentive compensation, incentive payments, bonuses and other compensation.

                  (f) "Designated Subsidiaries" shall mean the Subsidiaries which have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

                  (g) "Employee" shall mean any individual who is an employee of the Company or any Designated Subsidiary for tax purposes whose customary employment with the Company is at least twenty (20) hours per week and more than five (5) months in any calendar year, and who has completed 90 days of continuous employment with the Company prior to a given Enrollment Date. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company. Where the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship will be deemed to have terminated on the 91st day of such leave.

                  (h) "Enrollment Date" shall mean the first day of each Offering Period.

                  (i) "Exercise Date" shall mean the last day of each Offering Period.

                  (j) "Fair Market Value" shall mean, as of any date, the value of Common Stock determined as follows:

                           (1)      If the Common Stock is listed on any
established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, its Fair Market Value shall be the closing sale price for the Common Stock (or the mean of the closing bid and asked prices, if no sales were reported), as quoted on such exchange (or the exchange with the greatest volume of trading in Common Stock) or system on the date of such determination, as reported in The Wall Street Journal or such other source as the Board deems reliable; provided, however that for the first Offering Period, Fair Market Value shall mean the price at which the Company's Common Stock is initially offered to the public, or;

                           (2)      If the Common Stock is quoted on the NASDAQ
System (but not on the National Market System thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean of the closing bid and asked prices for the Common Stock on the date of such determination, as reported in The Wall Street Journal or such other source as the Board deems reliable, or

                           (3)      In the absence of an established market for
the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

                  (k) "Offering Period" shall mean a period of approximately six (6) months, commencing on the first Trading Day on or after July 1 and terminating on the last Trading Day in the period ending the following December 31, or commencing on the first Trading Day on or after January 1 and terminating on the last Trading Day in the period ending the following June 30, during which an option granted pursuant to the Plan may be exercised. The duration of Offering Periods may be changed pursuant to Section 4 of this Plan.

                  (l) "Parent" shall mean a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

                  (m)      "Plan" shall mean this 1994 Employee Stock Purchase
Plan.

                  (n) "Purchase Price" shall mean an amount equal to 85% of the Fair Market Value of a share of Common Stock on the Enrollment Date or on the Exercise Date, whichever is lower; provided, however, that the Purchase Price during the first Offering Period shall not be less than the price at which the Company's Common Stock is initially offered to the public.

                  (o) "Reserves" shall mean the number of shares of Common Stock covered by each option under the Plan which have not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but not yet placed under option.

                  (p) "Subsidiary" shall mean a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

                  (q) "Trading Day" shall mean a day on which national stock exchanges and the NASDAQ System are open for trading.

         3.       Eligibility.
                  -----------

                  (a) Any Employee (as defined in Section 2(g)), who shall be employed by the Company on a given Enrollment Date shall be eligible to participate in the Plan.

                  (b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) to the extent, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Parent or Subsidiary of the Company, or (ii) to the extent his or her rights to purchase stock under all employee stock purchase plans of the Company and its subsidiaries to accrue at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) worth of stock (determined at the fair market value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time.

         4. Offering Periods. The Plan shall be implemented by consecutive Offering Periods with a new Offering Period commencing on the first Trading Day on or after July 1 and January 1 each year, or on such other date as the Board shall determine, and continuing thereafter until terminated in accordance with
Section 19 hereof. The Board shall have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future offerings without shareholder approval if such change is announced prior to the scheduled beginning of the first Offering Period to be affected thereafter.

         5.       Participation.
                  -------------

                  (a) An eligible Employee may become a participant in the Plan by completing a subscription agreement authorizing payroll deductions in the form of Exhibit A to this Plan and filing it with the Company's Personnel Administrator at its principal executive offices prior to the applicable Enrollment Date.

                  (b) Payroll deductions for a participant shall commence on the first payroll following the Enrollment Date and shall end on the last payroll in the Offering Period to which such authorization is applicable, unless sooner terminated by the participant as provided in Section 10 hereof.

         6.       Payroll Deductions.
                  ------------------

                  (a) At the time a participant files his or her subscription agreement, he or she shall elect to have payroll deductions made on each pay day during the Offering Period in an amount not exceeding ten percent (10%) of the Compensation which he or she receives on each pay day during the Offering Period.

                  (b) All payroll deductions made for a participant shall be credited to his or her account under the Plan and will be withheld in whole percentages only. A participant may not make any additional payments into such account.

                  (c) A participant may discontinue his or her participation in the Plan as provided in Section 10 hereof, or may increase or decrease the rate of his or her payroll deductions during the Offering Period by completing or filing with the Company a new subscription agreement authorizing a change in payroll deduction rate. The Board may, in its discretion, limit the number of participation rate changes during any Offering Period. The change in rate shall be effective with the first full payroll period following five (5) business days after the Company's receipt of the new subscription agreement unless the Company elects to process a given change in participation more quickly. A participant's subscription agreement shall remain in effect for successive Offering Periods unless terminated as provided in Section 10 hereof.

                  (d) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) hereof, a participant's payroll deductions may be decreased to 0% at such time during any Offering Period which is scheduled to end during the current calendar year (the "Current Offering Period") that the aggregate of all payroll deductions which were previously used to purchase stock under the Plan in a prior Offering Period which ended during that calendar year plus all payroll deductions accumulated with respect to the Current Offering Period equal $21,250. Payroll deductions shall recommence at the rate provided in such participant's subscription agreement at the beginning of the first Offering Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in Section 10 hereof.

                  (e) At the time the option is exercised, in whole or in part, or at the time some or all of the Company's Common Stock issued under the Plan is disposed of, the participant must make adequate provision for the Company's federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company may, but will not be obligated to, withhold from the participant's compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Employee.

         7. Grant of Option. On the Enrollment Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on the

Exercise Date of such Offering Period (at the applicable Purchase Price) up to a number of shares of the Company's Common Stock determined by dividing such Employee's payroll deductions accumulated prior to such Exercise Date and retained in the Participant's account as of the Exercise Date by the applicable Purchase Price; provided that in no event shall an Employee be permitted to purchase during each Offering Period more than a number of Shares determined by dividing $12,500 by the Fair Market Value of a share of the Company's Common Stock on the Enrollment Date, and provided further that such purchase shall be subject to the limitations set forth in Sections 3(b) and 12 hereof. Exercise of the option shall occur as provided in Section 8 hereof, unless the participant has withdrawn pursuant to Section 10 hereof, and shall expire on the last day of the Offering Period.

         8. Exercise of Option. Unless a participant withdraws from the Plan as provided in Section 10 hereof, his or her option for the purchase of shares will be exercised automatically on the Exercise Date, and the maximum number of full shares subject to option shall be purchased for such participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account. No fractional shares will be purchased; any payroll deductions accumulated in a participant's account which are not sufficient to purchase a full share shall be retained in the participant's account for the subsequent Offering Period, subject to earlier withdrawal by the participant as provided in
Section 10 hereof. Any other monies left over in a participant's account after the Exercise Date shall be returned to the participant. During a participant's lifetime, a participant's option to purchase shares hereunder is exercisable only by him or her.

         9. Delivery. As promptly as practicable after each Exercise Date on which a purchase of shares occurs, the Company shall arrange the delivery to each participant, as appropriate, of a certificate representing the shares purchased upon exercise of his or her option.

         10.      Withdrawal; Termination of Employment.
                  -------------------------------------

                  (a) A participant may withdraw all but not less than all the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Plan at any time by giving written notice to the Company in the form of Exhibit B to this Plan. All of the participant's payroll deductions credited to his or her account will be paid to such participant promptly after receipt of notice of withdrawal and such participant's option for the Offering Period will be automatically terminated, and no further payroll deductions for the purchase of shares will be made during the Offering Period. If a participant withdraws from an Offering Period, payroll deductions will not resume at the beginning of the succeeding Offering Period unless the participant delivers to the Company a new subscription agreement.

                  (b) Upon a participant's ceasing to be an Employee (as defined in Section 2(g) hereof), for any reason, he or she will be deemed to have elected to withdraw from the Plan and the payroll deductions credited to such participant's account during the Offering Period but not yet used to exercise the option will be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto under Section 14 hereof, and such participant's option will be automatically terminated.

                  (c) A participant's withdrawal from an Offering Period will not have any effect upon his or her eligibility to participate in any similar plan which may hereafter be adopted by the Company or in succeeding Offering Periods which commence after the termination of the Offering Period from which the participant withdraws.

         11. Interest. No interest shall accrue on the payroll deductions of a participant in the Plan.

         12.      Stock.
                  -----

                  (a) The maximum number of shares of the Company's Common Stock which shall be made available for sale under the Plan shall be 2,500,000 shares, subject to adjustment upon changes in capitalization of the Company as provided in Section 18 hereof. If on a given Exercise Date the number of shares with respect to which options are to be exercised exceeds the number of shares then available under the Plan, the Company shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable.

                  (b) The participant will have no interest or voting right in shares covered by his option until such option has been exercised.

                  (c) Shares to be delivered to a participant under the Plan will be registered in the name of the participant or in the name of the participant and his or her spouse.

         13. Administration. The Plan shall be administered by the Board or a committee of members of the Board appointed by the Board. The Board or its committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Board or its committee shall, to the full extent permitted by law, be final and binding upon all parties.

         14.      Designation of Beneficiary.
                  --------------------------

                  (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to exercise of the option. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

                  (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

         15. Transferability. Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 14 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10 hereof.

         16. Use of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

         17. Reports. Individual accounts will be maintained for each participant in the Plan. Statements of account will be given to participating Employees at least annually, which statements will set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

         18.      Adjustments Upon Changes in Capitalization.
                  ------------------------------------------

                  (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the Reserves as well as the price per share of Common Stock covered by each option under the Plan which has not yet been exercised shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration". Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

                  (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board.

                  (c) Merger or Asset Sale. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each option under the Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, to shorten the Offering Period then in progress by setting a new Exercise Date (the "New Exercise Date") or to cancel each outstanding right to purchase and refund all sums collected from participants during the Offering Period then in progress. If the Board shortens the Offering Period then in progress in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for his option has been changed to the New Exercise Date and that his option will be exercised automatically on the New Exercise Date, unless prior to such date he has withdrawn from the Offering Period as provided in Section 10 hereof. For purposes of this paragraph, an option granted under the Plan shall be deemed to be assumed if, following the sale of assets or merger, the option confers the right to purchase, for each share of option stock subject to the option immediately prior to the sale of assets or merger, the consideration (whether stock, cash or other securities or property) received in the sale of assets or merger by holders of Common Stock for each share of Common Stock held on the effective date of the transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if such consideration received in the sale of assets or merger was not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Board may, with the consent of the successor corporation, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock and the sale of assets or merger.

         The Board may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per share of Common Stock covered by each outstanding option, in the event the Company effects one or more reorganizations, recapitalization, rights offerings or other increases or reductions of shares of its outstanding Common Stock, and in the event of the Company being consolidated with or merged into any other corporation.

         19.      Amendment or Termination.
                  ------------------------

                  (a) The Board of Directors of the Company may at any time and for any reason terminate, suspend or amend the Plan. Except as provided in
Section 18 hereof, no such termination or suspension can affect options previously granted, provided that an Offering Period may be terminated or suspended by the Board of Directors on any Exercise Date if the Board determines that the termination or suspension of the Plan is in the best interests of the Company and its shareholders. Except as provided in Section 18 hereof or this
Section 19, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant. To the extent necessary to comply with Rule 16b-3 or under Section 423 of the Code (or any successor rule or provision or any other applicable law or regulation or stock exchange rule), the Company shall obtain shareholder approval in such a manner and to such a degree as required.

                  (b) Without shareholder consent and without regard to whether any participant rights may be considered to have been "adversely affected," the Board (or its committee) shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant's Compensation, and establish such other limitations or procedures as the Board (or its committee) determines in its sole discretion advisable which are consistent with the Plan.

                  (c) In the event the Board of Directors determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Board may, in its discretion and, to the extent necessary or desirable, modify or amend the Plan to reduce or eliminate such accounting consequence including, but not limited to:

                           (1)      altering the Purchase Price for any Offering
Period including an Offering Period underway at the time of the change in Purchase Price;

                           (2)      shortening any Offering Period so that
Offering Period ends on a new Exercise Date, including an Offering Period underway at the time of the Board action; and

                           (3)      allocating shares.

Such modifications or amendments shall not require stockholder approval or the consent of any Plan participants.

         20. Notices. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

         21. Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

         As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

         22. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the shareholders of the Company. It shall continue in effect for a term of twenty
(20) years unless sooner terminated under Section 19 hereof.

                                    Exhibit A
                                    ---------

                                  COPART, INC.

                        1994 EMPLOYEE STOCK PURCHASE PLAN

                             SUBSCRIPTION AGREEMENT

___  Original Application                            Enrollment Date:___________
___  Change in Payroll Deduction Rate
___  Change of Beneficiary(ies)

1.       _______________________________ hereby elects to participate in the
         Copart, Inc. 1994 Employee Stock Purchase Plan (the "Employee Stock Purchase Plan") and subscribes to purchase shares of the Company's Common Stock in accordance with this Subscription Agreement and the Employee Stock Purchase Plan.

2. I hereby authorize payroll deductions from each paycheck in the amount of ___% (not to exceed 10%) of my Compensation on each payday during the Offering Period in accordance with the Employee Stock Purchase Plan. (Please note that no fractional percentages are permitted.)

3. I understand that said payroll deductions shall be accumulated for the purchase of shares of Common Stock at the applicable Purchase Price determined in accordance with the Employee Stock Purchase Plan. I understand that if I do not withdraw from an Offering Period, any accumulated payroll deductions will be used to automatically exercise my option.

4. I have received a copy of the complete "Employee Stock Purchase Plan." I understand that my participation in the Employee Stock Purchase Plan is in all respects subject to the terms of the Plan. I understand that the grant of the option by the Company under this Subscription Agreement is subject to obtaining shareholder approval of the Employee Stock Purchase Plan.

5. Shares purchased for me under the Employee Stock Purchase Plan should be issued in the name(s) of (Employee or Employee and Spouse
         Only):____________________________

6. I understand that if I dispose of any shares received by me pursuant to the Plan within 2 years after the Enrollment Date (the first day of the Offering Period during which I purchased such shares), I will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the excess of the fair market value of the shares at the time such shares were purchased by me over the price which I paid for the shares. I hereby agree to notify the Company in writing within 30 days after the date of any disposition of shares and I will make adequate provision for Federal, state or other tax withholding obligations, if any, which arise upon disposition of the Common Stock. The Company may, but will not be obligated to, withhold from my compensation the amount necessary to meet any applicable withholding obligation including any withholding necessary to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by me. If I dispose of such shares at any time after the expiration of the two-year holding period, I understand that I will be treated for federal income tax purposes as having received income only at the time of such disposition, and that such income will be taxed as ordinary income only to the extent of an amount equal to the lesser of (1) the excess of the fair market value of the shares at the time of such disposition over the purchase price which I paid for the shares, or (2) 15% of the fair market value of the shares on the first day of the Offering Period. The remainder of the gain, if any, recognized on such disposition will be taxed as capital gain.

7. I hereby agree to be bound by the terms of the Employee Stock Purchase Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Employee Stock Purchase Plan.

8. In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and shares due me under the Employee Stock Purchase Plan:



NAME: (Please print) ______________________________________
                        (First)      (Middle)     (Last)



____________________               ______________________________
Relationship


                                   ______________________________
                                   (Address)



NAME: (Please print) ______________________________________
                        (First)      (Middle)     (Last)



____________________               ______________________________
Relationship


                                   ______________________________
                                   (Address)

Employee's Social
Security Number:

                                   ______________________




Employee's Address:

                                   ______________________


                                   ______________________


                                   ______________________





I UNDERSTAND THAT THIS SUBSCRIPTION AGREEMENT SHALL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE OFFERING PERIODS UNLESS TERMINATED BY ME.



Dated: ________________                     _______________________________
                                            Signature of Employee




                                            _______________________________
                                            Spouse's Signature (If beneficiary
                                            other than spouse)

                                    Exhibit B
                                    ---------

                                  COPART, INC.

                        1994 EMPLOYEE STOCK PURCHASE PLAN

                              NOTICE OF WITHDRAWAL


         The undersigned participant in the Offering Period of the Copart, Inc. 1994 Employee Stock Purchase Plan which began on _________________ ____, _____ (the "Enrollment Date") hereby notifies the Company that he or she hereby withdraws from the Offering Period. He or she hereby directs the Company to pay to the undersigned as promptly as practicable all the payroll deductions credited to his or her account with respect to such Offering Period. The undersigned understands and agrees that his or her option for such Offering Period will be automatically terminated. The undersigned understands further that no further payroll deductions will be made for the purchase of shares in the current Offering Period and the undersigned shall be eligible to participate in succeeding Offering Periods only by delivering to the Company a new Subscription Agreement.

                                            Name and Address of Participant:


                                            ________________________________


                                            ________________________________


                                            ________________________________



                                            Signature:


                                            ________________________________

                                            Date: __________________________

                                   DETACH HERE



                                      PROXY



                                  COPART, INC.



                  Proxy for 2003 Annual Meeting of Shareholders
                                December 8, 2003


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS



The undersigned shareholder of Copart, Inc. (the "Company") hereby revokes all previous proxies and appoints Willis J. Johnson or Paul A. Styer or either of them, each with full power of substitution, as the proxy and attorney-in-fact of the undersigned to vote and otherwise represent all of the shares registered in the name of the undersigned at the 2003 Annual Meeting of Shareholders of the Company to be held on Monday, December 8, 2003, at 9:00 a.m., at the Company's corporate headquarters located at 4665 Business Center Drive, Fairfield, California, and any adjournment thereof, with the same effect as if the undersigned were present and voting such shares on the following matters and in the following manner set forth on the reverse side.


-------------                                                     -------------
 SEE REVERSE       CONTINUED AND TO BE SIGNED ON REVERSE SIDE      SEE REVERSE
    SIDE                                                              SIDE
-------------                                                     -------------

COPART
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ  08818-8694














--------------------------------------------------------------------------------
                                  DETACH HERE

[X] Please mark
    votes as in
    this example

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE. IF NO SPECIFICATION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3 BELOW.

1.  Election of Directors                          2.  To approve the amendment and restatement of our
    Nominees: (01) Willis J. Johnson;                  1994 Employee Stock Purchase Plan, including         FOR   AGAINST  ABSTAIN
    (02) A. Jayson Adair; (03) Harold                  amendments to increase the number of shares          [ ]     [ ]      [ ]
    Blumenstein; (04) James Grosfeld;                  reserved under the plan from 1,500,000 shares to
    (05) James E. Meeks; (06) Marvin                   2,500,000 shares and to extend the term of the plan
    L. Schmidt; (07) Jonathan Vannini                  for an additional ten years beyond its current
                                                       expiration date (such that the plan will terminate
    FOR                WITHHELD                        on March 31, 2014);
    ALL   [ ]      [ ]   FROM
  NOMINEES             NOMINEES                    3.  Ratify the selection of KPMG LLP as independent       FOR   AGAINST  ABSTAIN
                                                       auditors for the Company for the current fiscal       [ ]     [ ]      [ ]
                                                       year ending July 31, 2004.
    [ ]__________________________________
       To withhold authority to vote
       for an individual nominee or                4.  In their discretion, the proxies are authorized to vote upon such other
       nominees, write his name or names               business as may properly come before the meeting.
       above.

                                                        MARK HERE IF YOU   [ ]             MARK HERE FOR   [ ]
                                                       PLAN TO ATTEND THE               ADDRESS CHANGE AND
                                                             MEETING                       NOTE AT LEFT

                                                       TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING,
                                                       PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT
                                                       PROMPTLY IN THE ENCLOSED ENVELOPE.

                                                       Sign exactly as your name(s) appears on your stock certificate.
                                                       A corporation is requested to sign its name by its President or other authorized officer, with the office held designated.  Executors, administrators, trustees, etc. are requested to so indicate when signing.  If stock is registered in two names, both should sign.


Signature:_________________________  Date:__________   Signature:_________________________  Date:__________